UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-12762	62-1543819
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

MID-AMERICA APARTMENTS, L.P.

(Exact name of registrant as specified in its charter)

Tennessee	333-190028-01	62-1543816
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6815 Poplar Avenue, Suite 500
Germantown, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share (Mid-America Apartment Communities, Inc.)	MAA	New York Stock Exchange
8.50% Series I Cumulative Redeemable Preferred Stock, $.01 par value per share (Mid-America Apartment Communities, Inc.)	MAA*I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

On July 25, 2022, Mid-America Apartments, L.P. (“MAALP”), the operating partnership of Mid-America Apartment Communities, Inc. (“MAA”), entered into a Fourth Amended and Restated Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., and JPMorgan Chase Bank, N.A., as Joint Lead Arrangers and Joint Bookrunners, KeyBank National Association and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Truist Bank, U.S. Bank National Association, PNC Bank, National Association, Citibank, N.A., TD Bank, N.A., and Mizuho Bank, LTD., as Co-Documentation Agents, and the lenders party thereto. The Credit Agreement provides an unsecured revolving credit facility in the principal amount of up to $1.25 billion, with a $75 million sub-limit for letters of credit and a $125 million sub-limit for swing line borrowings. MAALP intends to use proceeds for general corporate purposes, including repayment of debt and backstopping any notes that MAALP may issue under its unsecured commercial paper program.

The Credit Agreement is scheduled to mature on October 15, 2026, and provides for up to two six-month extensions at MAALP’s option, subject to the satisfaction of certain conditions, including the payment of an extension fee of 0.0625% of the total commitment amount under the Credit Agreement as of the date of such extension. The amounts due under the Credit Agreement may be prepaid, in whole or in part, subject to payment of applicable breakage fees. Amounts borrowed under the Credit Agreement may be borrowed, repaid, and reborrowed until the maturity date. Amounts borrowed under the Credit Agreement will bear interest at a variable rate, at MAALP’s election, of either (1) an adjusted Secured Overnight Financing Rate (SOFR) plus an applicable margin ranging from 0.70% to 1.40% based upon MAALP’s investment grade rating or (2) the base rate set forth in the Credit Agreement plus an applicable margin ranging from 0.00% to 0.40% based upon MAALP’s investment grade rating The Credit Agreement also contains an accordion feature, which allows MAALP to increase the total amount of unsecured indebtedness under the Credit Agreement to $2.0 billion.

The Credit Agreement contains various operating covenants customary for financings of this nature and also contains customary financial covenants relating to unencumbered leverage ratio, total leverage ratio, total secured leverage ratio and adjusted consolidated EBITDA to consolidated fixed charges ratio. The Credit Agreement also contains customary events of default, including, among others, nonpayment of principal or interest, material inaccuracy of representations and failure to comply with covenants. The occurrence of an event of default under the Credit Agreement could result in the acceleration of MAALP’s obligation to repay the indebtedness outstanding under the Credit Agreement.

Some of the lending banks and their affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to MAA and MAALP in the ordinary course of business.

ITEM 2.02. Results of Operations and Financial Condition.

On July 27, 2022, MAA issued a press release announcing its consolidated results of operations and financial condition as of June 30, 2022 and for the three and six months then ended. Copies of the press release and supplemental data schedules are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.

The information in this Current Report under this Item 2.02 (including Exhibits 99.1 and 99.2) is being “furnished” and shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any previous or future filings by MAA or MAALP under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above with respect to the Credit Agreement under Item 1.01 of this Current Report is hereby incorporated into this Item 2.03 by reference.

ITEM 7.01. Regulation FD Disclosure.

On July 27, 2022, MAA issued a press release announcing its consolidated results of operations and financial condition as of June 30, 2022 and for the three and six months then ended. In that press release, MAA also provided certain information with respect to lease pricing for the month of July 2022 (through July 25, 2022), as well as MAA’s acquisition activity in July 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Current Report under this Item 7.01 (including Exhibit 99.1) is being “furnished” and shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any previous or future filings by MAA or MAALP under the Exchange Act or the Securities Act.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 27, 2022
99.2	Supplemental Data Schedules dated July 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:	July 27, 2022	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

MID-AMERICA APARTMENTS, L.P.
By: Mid-America Apartment Communities, Inc., its general partner

Date:	July 27, 2022	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)